[CMS ENERGY LOGO]                                                   NEWS RELEASE

          CMS ENERGY REPORTS SOLID THIRD QUARTER OPERATING PERFORMANCE;
              MIDLAND COGENERATION VENTURE INVESTMENT WRITTEN DOWN
                       BECAUSE OF HIGH NATURAL GAS PRICES

      JACKSON, Mich., Nov. 1, 2005 - CMS Energy (NYSE: CMS) announced today a reported net loss of $265 million, or $1.21 per share, for the third quarter of 2005, compared to reported net income of $56 million, or $0.34 per share, for the same quarter of 2004.

      The third-quarter loss resulted from a non-cash, after-tax impairment charge of $385 million, or $1.75 per share, related to CMS Energy's ownership interest in the Midland Cogeneration Venture (MCV) because of sustained high natural gas prices.

      CMS Energy's adjusted third quarter net income, which excludes the MCV impairment charge and other items, is $119 million, or $0.54 per share, up from $18 million, or $0.11 per share, for the same period of 2004. Adjusted third quarter 2005 net income, without mark-to-market impacts, would be $43 million, or $0.20 per share, compared to $27 million, or $0.17 per share, for the same period of 2004.

      For the first nine months of 2005, CMS Energy incurred a reported net loss of $88 million, or $0.42 per share, compared to net income of $63 million, or $0.38 per share, for the first nine months of 2004.

      CMS Energy's adjusted nine-month net income, which excludes the MCV impairment charge and other items, is $294 million, or $1.39 per share, up from $110 million, or $0.67 per share for the same period of 2004. Adjusted nine-month 2005 net income, without mark-to-market impacts, would be $162 million, or $0.77 per share, compared to $106 million, or $0.64 per share, for the same period of 2004.

      With the MCV impairment charge, the Company now projects its full-year reported results will be a loss of about $0.39 per share. CMS Energy projects 2005 adjusted earnings, which excludes the MCV impairment charge and other items, at $1.37 per share. CMS Energy said its adjusted 2005 earnings guidance, without mark-to-market impacts, is $0.95 per share.

     The MCV Partnership impaired its fixed assets in September 2005 by recording a $1.2 billion non-cash charge. After taxes and minority interest, CMS Energy's portion of that charge was $385 million.

     The natural gas-fired MCV facility can produce up to 1,500 megawatts of electricity and up to 1.35 million pounds per hour of industrial steam. It began commercial operation in 1990. The MCV Partnership said it expects to incur losses because its power supply contract doesn't allow for the full recovery of its natural gas fuel costs at current and forecast prices.

     Consumers Energy is the main customer for the MCV's electricity output. CMS Energy's president and chief executive officer, David Joos, said the MCV Partnership's actions aren't expected to affect service or reliability for Consumers Energy's 1.8 million electric customers.

     "We're obviously disappointed about the impairment charge on our interest in the MCV. Unfortunately, this impairment overshadows strong operational performance in the third quarter, including keeping pace with record electric demand in Michigan in July and August," Joos said.

     CMS Energy is an integrated energy company, which has as its primary business operations an electric and natural gas utility, natural gas pipeline systems, and independent power generation.

                                      # # #

CMS Energy provides financial results and earnings guidance on both a reported (Generally Accepted Accounting Principles) and adjusted (non-GAAP) basis. Adjusted earnings provide a key measure of the Company's present operating financial performance, unaffected by discontinued operations, asset sales, impairments, or other items detailed in the attached summary financial statements. All per share figures are on a diluted basis.

This news release contains "forward-looking statements" as defined in Rule 3b-6 of the Securities Exchange Act of 1934, as amended, Rule 175 of the Securities Act of 1933, as amended, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. They should be read in conjunction with "Forward-Looking Statements and Risk Factors" found in the Management Discussion and Analysis sections of CMS Energy's and Consumers Energy's Forms 10-Q for the quarter ended June 30, 2005 (both incorporated herein by reference), that discuss important factors that could cause CMS Energy's and Consumers Energy's results to differ materially from those anticipated in such statements.

For more information on CMS Energy, please visit our web site at:
www.cmsenergy.com

Media Contacts: Jeff Holyfield, 517/788-2394 or Dan Bishop, 517/788-2395

Investment Analyst Contact: CMS Energy Investor Relations, 517/788-2590

                             CMS Energy Corporation
                        SUMMARY OF CONSOLIDATED EARNINGS
                    Condensed Consolidated Income Statements
                      (Millions, Except Per Share Amounts)

                                                                  Third Quarter                         First Nine Months
                                                                   (Unaudited)                             (Unaudited)
                                                           ---------------------------            -----------------------------
                                                             2005              2004                  2005               2004
                                                           ---------         ---------            ---------           ---------
Operating Revenue                                          $   1,335         $   1,063            $   4,421           $   3,910

Earnings from Equity Method Investees                             40                18                   92                  78

Operating Expenses                                               995               923                3,587               3,412

Asset Impairment Charges                                       1,184                 -                1,184                 125
                                                           ---------         ---------            ---------           ---------

Operating Income (Loss)                                    $    (804)        $     158            $    (258)          $     451

Other Income (Deductions)                                         24                61                   77                  83

Fixed Charges                                                    127               145                  396                 441
                                                           ---------         ---------            ---------           ---------

Income (Loss) before Minority Interests                    $    (907)        $      74            $    (577)          $      93

Minority Interests                                              (479)                5                 (380)                 17
                                                           ---------         ---------            ---------           ---------

Income (Loss) before Income Taxes                          $    (428)        $      69            $    (197)          $      76

Income Tax Expense (Benefit)                                    (165)               18                 (116)                  8
                                                           ---------         ---------            ---------           ---------
Income (Loss) from Continuing Operations                   $    (263)        $      51            $     (81)          $      68

Income from Discontinued Operations                                -                 8                    -                   6

Cumulative Effect of Accounting Changes                            -                 -                    -                  (2)
                                                           ---------         ---------            ---------           ---------

Net Income (Loss)                                          $    (263)        $      59            $     (81)          $      72

Preferred Dividends                                                2                 3                    7                   9
                                                           ---------         ---------            ---------           ---------

Net Income (Loss) Available to Common Stock                $    (265)        $      56            $     (88)          $      63
                                                           =========         =========            =========           =========

Earnings (Loss) Per Share

             Basic                                         $   (1.21)        $    0.35            $   (0.42)          $    0.39

             Diluted                                           (1.21)             0.34                (0.42)               0.38

                             CMS Energy Corporation
                      SUMMARIZED COMPARATIVE BALANCE SHEETS
                              (Millions of Dollars)

                                                                                  Sept 30         December 31
                                                                                   2005              2004
                                                                                -----------       -----------
                                                                                (Unaudited)
ASSETS
Cash and cash equivalents                                                       $       793       $       669
Restricted cash                                                                         196                56
Short-term investments                                                                    -               109
Other current assets                                                                  2,951             2,165
                                                                                -----------       -----------
   Total current assets                                                         $     3,940       $     2,999
Net plant and property                                                                7,719             8,742
Investments                                                                             690               752
Non-current assets                                                                    3,766             3,379
                                                                                -----------       -----------
Total assets                                                                    $    16,115       $    15,872
                                                                                ===========       ===========

STOCKHOLDERS' INVESTMENT AND LIABILITIES
Capitalization
   Debt and capital and finance leases (*)
      Long-term debt and capital leases (excluding                              $     6,165       $     5,960
         FIN 46 debt, finance leases and securitization debt)
      FIN 46 debt and finance leases                                                    896             1,381
                                                                                -----------       -----------
   Total debt and capital and finance leases                                    $     7,061       $     7,341
   Preferred stock and securities                                                       305               305
   Minority interest                                                                    396               733
   Common stockholders' equity                                                        2,311             2,072
                                                                                -----------       -----------
   Total capitalization                                                         $    10,073       $    10,451
Securitization debt                                                                     378               398
Current liabilities                                                                   1,727             1,279
Non-current liabilities                                                               3,937             3,744
                                                                                -----------       -----------
Total Stockholders' Investment and Liabilities                                  $    16,115       $    15,872
                                                                                ===========       ===========

(*) Current and long-term

                             CMS Energy Corporation
                       SUMMARIZED STATEMENTS OF CASH FLOWS
                              (Millions of Dollars)

                                                                                             YTD
                                                                                         (Unaudited)
                                                                                -----------------------------
                                                                                    2005             2004
                                                                                -----------       -----------
Beginning of Period Cash                                                        $       669       $       532

Cash and Cash Equivalents from FIN 46 Implementation                            $         -       $       174

     Cash provided by operating activities                                      $       604       $       200
     Cash used in investing activities                                                 (399)             (388)
                                                                                -----------       -----------
     Cash flow from operating and investing activities                          $       205       $      (188)
     Cash used in financing activities                                                  (82)             (219)
     Currency Translation Adjustment                                                      1                 -
                                                                                -----------       -----------
Total Cash Flow                                                                 $       124       $      (407)
                                                                                -----------       -----------

End of Period Cash                                                              $       793       $       299
                                                                                ===========       ===========

                             CMS Energy Corporation
                        SUMMARY OF CONSOLIDATED EARNINGS
    Reconciliations of GAAP Net Income (Loss) to Non-GAAP Adjusted Net Income
                      (Millions, Except Per Share Amounts)

                                                                   Third Quarter                        First Nine Months
                                                                    (Unaudited)                            (Unaudited)
                                                           ---------------------------            -----------------------------
                                                             2005              2004                  2005               2004
                                                           ---------         ---------            ---------           ---------
NET INCOME (LOSS) AVAILABLE TO COMMON STOCK                $    (265)        $      56            $     (88)          $      63

Reconciling Items:
       Discontinued Operations Income                              -                (8)                   -                  (6)

       Cumulative Effect of Change in Accounting
            for Retirement Benefits                                -                 -                    -                   2

       Net Asset Sales (Gains) Losses and Other                   (1)              (30)                  (3)                (30)

       Asset Impairment                                          385                 -                  385                  81

                                                           ---------         ---------            ---------           ---------
Adjusted Net Income - Non-GAAP Basis                       $     119         $      18            $     294           $     110
                                                           =========         =========            =========           =========
Average Number of Common Shares Outstanding
       Basic                                                     220               162                  211                 161
       Diluted                                                     -               165                    -                 165

BASIC EARNINGS PER AVERAGE COMMON SHARE

Earnings (Loss) Per Share as Reported                      $   (1.21)        $    0.35            $   (0.42)          $    0.39

Reconciling Items:
       Discontinued Operations Income                              -             (0.05)                   -               (0.04)

       Cumulative Effect of Change in Accounting
            for Retirement Benefits                                -                 -                    -                0.01

       Net Asset Sales (Gains) Losses and Other                    -             (0.19)               (0.02)              (0.18)

       Asset Impairment                                         1.75                 -                 1.83                0.50

                                                           ---------         ---------            ---------           ---------
Adjusted Net Income - Non-GAAP Basis (A)                   $    0.54         $    0.11            $    1.39           $    0.68
                                                           =========         =========            =========           =========
DILUTED EARNINGS PER AVERAGE COMMON SHARE

Earnings (Loss) Per Share as Reported                      $   (1.21)        $    0.34            $   (0.42)          $    0.38

Reconciling Items:
       Discontinued Operations Income                              -             (0.05)                   -               (0.03)

       Cumulative Effect of Change in Accounting
            for Retirement Benefits                                -                 -                    -                0.01

       Net Asset Sales (Gains) Losses and Other                    -             (0.18)               (0.02)              (0.18)

       Asset Impairment                                         1.75                 -                 1.83                0.49

                                                           ---------         ---------            ---------           ---------
Adjusted Net Income - Non-GAAP Basis (A)                   $    0.54         $    0.11            $    1.39           $    0.67
                                                           =========         =========            =========           =========

(A) Adjusted Net Income - Non GAAP per average common share, without the impact of mark-to-market accounting for the third quarter would be $0.20 for 2005 and $0.17 for 2004. For the first nine months earnings per average common share would be $0.77 for 2005 and $0.64 for 2004.

Note: Adjusted (non-Generally Accepted Accounting Principles) earnings provide a key measure of the Company's present operating financial performance, unaffected by discontinued operations, asset sales, impairments, or other items detailed in these summary financial statements.